UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2024

Atmus Filtration Technologies Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41710	88-1611079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Century Boulevard Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

(615) 514-7339
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ATMU	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2024, Atmus Filtration Technologies Inc. (the “Company”) reached a mutual agreement (the “Separation Agreement”) with Toni Y. Hickey pursuant to which Ms. Hickey resigned her role as Chief Legal Officer and Corporate Secretary as of April 15, 2024 and accepted a reassignment to serve in a transitional advisory employment role until her departure from the Company no later than August 18, 2024.

Pursuant to the Separation Agreement and in exchange for a release and waiver of claims and confidentiality, non-disclosure, non-disparagement and cooperation covenants in favor of the Company, Ms. Hickey will receive (1) salary continuation in the amount of $17,917 semi-monthly from and after April 15, 2024 to her effective departure date; (2) separation compensation in the amount of $17,917 semi-monthly from and after her effective departure date until April 14, 2025, to be paid as salary continuation; and (3) a prorated bonus for 2024 through her effective departure date, calculated at the actual payout factor and paid at the normal time 2024 bonuses are otherwise paid to qualified employees. Under the terms of the Separation Agreement, during her transition period and through April 14, 2025, Ms. Hickey will also be provided with certain other benefits.

The description of the Separation Agreement in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description
10.1	Separation Agreement and General Release, dated April 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMUS FILTRATION TECHNOLOGIES INC.

By:	/s/ Stephanie Disher
Stephanie Disher
Chief Executive Officer

April 19, 2024